CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2024

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the quarter ended September 30, 2024 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Sept. 30, 2024	June 30, 2024	Dec. 31, 2023
Net assets	$1,594,454,696	$1,492,593,177	$1,319,864,836
Net assets per share of Common Stock	$56.17	$52.58	$46.49
Shares of Common Stock outstanding	28,387,828	28,387,828	28,387,828

Comparative operating results are as follows:

	Nine months ended September 30,
	2024		2023
Net investment income	$14,723,083		$14,145,995
Per share of Common Stock	0.52	*	0.51	*
Net realized gain on sale of investments	38,432,417		31,190,225
Increase in net unrealized appreciation of investments	227,111,926		48,074,843
Increase in net assets resulting from operations	280,267,426		93,411,063

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

During the nine-month period ended September 30, 2024, the Corporation discovered unauthorized activity in our internal computer systems and engaged third-party cybersecurity experts to investigate, respond and remediate. The investigation and remediation efforts have concluded, and we have determined that the unauthorized activity did not have a material impact on the Corporation or its operations. Costs associated with these efforts are included in net investment income.

During the nine months ended September 30, 2024, the Corporation did not purchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

John C. Hill   Wilmot H. Kidd   Andrew J. O’Neill

630 Fifth Avenue

New York, NY 10111

November 5, 2024

[3]

PRINCIPAL PORTFOLIO CHANGES

July 1 to September 30, 2024

(Common Stock unless specified otherwise)

(unaudited)

	Number of Shares
	Purchased	Sold	Held September 30, 2024
AerCap Holdings N.V.	—	155,000	120,000
American Express Company	—	30,000	170,000
The Charles Schwab Corporation	100,000	—	800,000
Coherent Corporation	—	200,000	200,000
JPMorgan Chase & Co.	—	20,000	180,000
Motorola Solutions, Inc.	—	5,000	145,000
Progressive Corporation	—	10,000	420,000
Wolfspeed, Inc.	—	170,000	—

TEN LARGEST INVESTMENTS

September 30, 2024

(excluding short-term investments)

(unaudited)

	Cost	Market Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$397.9	25.0%	1982
Progressive Corporation	24.4	106.6	6.7	2015
Analog Devices, Inc.	3.0	92.1	5.8	1987
Alphabet, Inc.	21.8	74.6	4.7	2015
Motorola Solutions, Inc.	5.7	65.2	4.1	2000
Meta Platforms, Inc.	30.3	57.2	3.6	2021
The Charles Schwab Corporation	32.7	51.8	3.3	2016
American Express Company	13.8	46.1	2.9	2015
Capital One Financial Corporation	17.6	44.9	2.8	2013
Amazon.com Inc.	3.7	41.9	2.6	2014

[4]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

John C. Hill

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President

Marlene A. Krumholz, Vice President and Secretary

Joseph T. Malone, Vice President and Treasurer

Andrew J. O’Neill, Vice President

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 43078, Providence, RI 02940-3078

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY